ANNUAL Report
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                                [PHOTO OMITTED]

                        Bank and Thrift Opportunity Fund

                                OCTOBER 31, 1998

                           [LOGO] John Hancock Funds
                                  A Global Investment Management Firm


















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                                    TRUSTEES

                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS

                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSER

                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL

                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617


                   Listed New York Stock Exchange Symbol: BTO
                           For Shareholder Assistance
                                Refer to Page 19

===========================CHAIRMAN'S MESSAGE===================================

DEAR FELLOW SHAREHOLDERS:

         An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dra-matic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

         Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

         Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

         There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/s/ Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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================================================================================

         By James K. Schmidt, CFA, Portfolio Management Team Leader and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                              John Hancock Bank and
                             Thrift Opportunity Fund

            Financial stocks lag the market in a year of volatility

Since late 1997, U.S. financial markets have been on a wild ride. For the year ended October 31, 1998, the Standard & Poor's 500 Stock Index produced a total return of 22%. However, there was enormous volatility within the year. After cruising up over 28% from November through July, the market hit a large pocket of turbulence and dropped much of this gain in a few short weeks. Overseas traumas, a slowdown in the U.S. economy and questions about the ultimate driver of stocks, corporate profits, all hit at once. Throughout this period, there was an extraordinary tendency for larger companies to utperform smaller ones. The decline of the Russell 2000 Index - a measure of small stock performance - in the same year, returning -12% over the period, represented an astounding underperformance. During the last month of the period, stocks gained due to a surprise interest rate cut by the Federal Reserve Board and generally favorable earnings reports. Declining interest rates during the year, coupled with a global flight to quality as uncertainties increased, propelled the bellwether 30-year Treasury bond to a double-digit return.

Performance review

Over the last 12 months, bank stocks in general and the John Hancock Bank and Thrift Opportunity Fund in particular lagged behind the advance in the S&P 500. For the year ended October 31, 1998, the Fund returned 5.28% at net asset value, compared to the 6.26% return of the average open-end financial services fund, according to Lipper Analytical Services, Inc.

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[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Bank and
Thrift Opportunity Fund. Caption below reads "Fund management team members (l-r): (standing) "Jay McKelvey, Tom Goggins and Tom Finucane; (seated) Lisa Welch, Jim Schmidt and Patricia Ouimet."]
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"Overseas traumas, a slowdown in the U.S. economy and questions about...
corporate profits..."

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             John Hancock Funds - Bank and Thrift Opportunity Fund

"...1998 will still be remembered as the year of the blockbuster merger."

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[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is First Union Corp. 4.2%, the second is National City Corp. 4.1%, the third U.S. Bancorp 3.9%, the fourth Crestar Financial Corp. 3.8% and the fifth Summit Bancorp 3.6%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
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         The recent decline in bank stocks was triggered by economic turmoil in the Far East and Russia, and the drop in share prices was indiscriminate, including many regional banks with no exposure to overseas lending. Overall, small- and mid-capitalization banks and thrifts have not kept up with other financial stocks in 1998. This is partly due to the "small stock effect" (as exemplified by the Russell 2000 return discussed above) which has taken its toll among smaller issues in almost all industries. The Fund's significant weighting in this group contributed to our slight shortfall versus our peers. Many regional banks also advanced in late 1997 to what, in retrospect, seems to have been an overvalued price level. The late summer sell-off in these stocks has brought them once again to attractive levels of valuation. The average regional bank stock sells at a price-earnings multiple which is only 65% of that of the overall market.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment process" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Zions Bancorp followed by an up arrow with the phrase "Even a queasy market will pay for quality." The second listing is BancWest Corp. followed by an up arrow with the phrase "Merger with First Hawaiian creates opportunity." The third listing is Six Rivers National Bank followed by a down arrow with the phrase "Loan quality setbacks, but growing signs of improvement." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
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Consolidation ebbs and flows

Although recent market volatility has impacted deal flow, 1998 will still be remembered as the year of the blockbuster merger. In the space of three weeks in April, NationsBank/BankAmerica, Bank One/First Chicago and Travelers/Citicorp all announced mergers. The first two transactions brought coast-to-coast, national banking franchises closer to reality; the latter deal endeavors beyond current regulations by merging a bank with an insurance company, portending what many financial services companies will look like within a decade.

         In the first ten months of 1998, a total of 13 of the Fund's holdings announced mergers. Yet in recent months, the number of deals has abated, in line with the sell-off in bank stocks. In times of market volatility, it is much harder for buyer and seller to set an agreeable exchange ratio. We believe that the uncertainty created by fluctuations in the market has caused a postponement of several merger discussions. Nevertheless, some of the Fund's important regional franchises were scooped up in the last six months for hefty premiums, including Firstar (by Star Bank) and Crestar Financial (by SunTrust). We believe bank consolidation will wax and wane with the vagaries of the market, but the enduring reason for mergers - excess capacity in the U.S. banking system - remains and will serve as a catalyst for this process well into the 21st century.

Earnings in abundance

Headlines in recent months have been chock full of the travails of the large money center banks: lending miscues to hedge funds, trading losses in emerging markets and revenue shortfalls in investment banking. Although these risks are not insignificant to these banks, the companies do have other domestic engines to power their earnings. Note that only about 5% of the Fund's net assets are invested in companies with substantial overseas businesses. Despite the machinations of the market, the earnings environment for most regional banks has been rather dull. In recently released third-quarter results, the median bank owned by the Fund posted 10% earnings growth over the third quarter of 1997 and 3% growth when compared to the second quarter of 1998.

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             John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 5.28% Total return for John Hancock Bank and Thrift Opportunity Fund . The second bar represents the 6.26% total return for Average open-end financial services fund. A note below the chart reads "Total returns for John Hancock Bank and Thrift Opportunity Fund are at net asset value with all distributions reinvested. The average open-end fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

         Investor interest in bank stocks seems to have been rekindled by recent cuts in interest rates by the Federal Reserve. While we welcome the advance in share prices, we continue to believe that most investors overestimate the impact of changes in interest rates on bank earnings. If anything, we think net interest margins at most commercial banks will decline somewhat if rates move lower because the rates paid on many of the savings deposit products are already so paltry it will be difficult to move them still lower. The savings and loans will fare a little better because the restoration of some slope to the yield curve (the difference between short- and longer-term interest rates) within the first year will improve the spreads on adjustable rate mortgages.

         In general, we think our holdings will show average earnings-per-share gains of about 9% next year, as the positive impact of share buybacks will mitigate some loss in net interest margins. This profit forecast reflects our belief that the U.S. economy will continue to grow in 1999, albeit at a 1.5 % to 2% rate that would represent a noticeable slowdown from this year. Asset quality remains as one of the bright spots in the earnings equation, as most of our holdings report non-performing assets to be stable and amounting to less than 1% of their balance sheets.

         Although we do not anticipate a recession in 1999, we should not rule out the possibility, as the impact of turmoil in the capital markets and the deterioration of some of the emerging-market economies is difficult to quantify. Fortunately, we feel that the banking industry is far better equipped to deal with an economic downturn now as opposed to 1989, when the economy last swooned. What hurt the banks in the last recession was lending heavily against inflated commercial real estate values. Recent bank loan growth has been diversified across all sectors of their portfolios, backed more by sustainable cash flows than by inflated collateral. More importantly, the levels of profitability, capital and loss reserves are almost twice what they were in 1989, mitigating the impact of rising problem loans on bank earnings. Importantly, consolidation has reduced the number of banks by over 30% since the late 1980s. This has alleviated over-zealous competition and should lead to far less stress on the system should trouble start brewing.

"Asset quality remains as one of the bright spots in the earnings equation..."

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             John Hancock Funds - Bank and Thrift Opportunity Fund

"...the decline in the prices of many banks and thrifts this year has created opportubities for us."

Fund composition and activity

The Fund's basic investment concept - to look for regional banks and thrifts with solid fundamentals that are selling at below average valuation levels - has not changed since the Fund's inception in 1994. Because the interstate banking laws are now uniform and the economic expansion has been widespread geographically, we are not trying to concentrate our investments in any particular region.

         We believe that the decline in the prices of many banks and thrifts this year has created opportunities for us. Many mid-sized regional banks in the $10 billion to $30 billion asset range are now selling at the same or lower price-earnings multiples as the larger "superregional" banks that they may eventually be acquired by. This anomaly has not occurred in several years. Interestingly, these banks tend to have little or no credit exposure to the emerging markets or hedge funds, which are the areas that most investors are wary of. As we noted earlier, this year's decline in interest rates might help the earnings of some of the savings and loans, and yet these stocks have performed poorly this year. We believe many of the smaller thrifts are now worth more dead than alive, as they are trading below their liquidation value (i.e., book value plus a modest deposit premium).

         Consummation of several recent mammoth mergers has built up the Fund's holdings in First Union and National City Corp. Over time, we look for chances to prune these positions at more favorable prices.

         The Fund recently announced it was authorized to repurchase up to four million of its shares over the next year. This buyback program was in response to the widening discount between the Fund's market price and its net asset value. Although the shares traded at a premium in early 1998, the discount had widened out to nearly 18% in the late summer doldrums, and the buyback was authorized. By the end of the period, the Fund was trading at a premium again.

A look ahead

While we are disappointed in the failure of stock prices of banks and thrifts to perform as well as the market this year, we feel that the underperformance has created an opportunity. The relative price-earnings multiple between the banking institutions and the S&P 500 is now 10% below its long-term average, even though we expect earnings growth for most banks to exceed that of the market in 1999. We think the undervaluation is particularly pronounced in some of the smaller banks, as the market has overwhelmingly favored large companies over small in the last two years, regardless of the industry. Our investment strategy is driven to a considerable extent by our expectation of substantial consolidation among banks over the next decade. Although this activity has slowed in the last several months, we believe that the trend toward fewer banks in the country is solidly in place and inevitable. This should continue to work in the favor of the Fund and its shareholders.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
October 31, 1998
-----------------------------------------------


Assets:
 Investments at value - Note C:
  Common stocks and warrants
   (cost - $384,761,214) ......................................   $ 902,127,225
  Preferred stocks (cost - $8,072,375) ........................       8,723,475
  Bonds (cost - $17,356,615) ..................................      17,620,200
  Short-term investments (cost - $48,967,801) .................      48,967,801
                                                                 ---------------
                                                                    977,438,701
Cash ..........................................................         558,441
Receivable for investments sold ...............................         649,278
Interest receivable ...........................................         409,815
Dividends receivable ..........................................       1,583,716
Other assets ..................................................          84,219
                                                                   -------------
                     Total Assets .............................     980,724,170
                     -----------------------------------------------------------

Liabilities:
 Payable for investments purchased ............................         557,626
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................       1,413,017
 Accounts payable and accrued expenses ........................         109,732
                                                                      ----------
                     Total Liabilities ........................       2,080,375
                     -----------------------------------------------------------

Net Assets:
 Capital paid-in ..............................................     434,820,311
 Accumulated net realized gain on investments .................      14,928,555
 Net unrealized appreciation of investments ...................     518,286,573
 Undistributed net investment income ..........................      10,608,356
                                                                  --------------
                     Net Assets ...............................   $ 978,643,795
                     ===========================================================

Net Asset Value Per Share:
 (based on 88,359,000 shares of beneficial
   interest outstanding - unlimited number of
   shares authorized with no par value) .......................          $11.08
================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund It also shows net gains (losses) for the period stated

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $733,772 received from
  affiliated issuers and net of foreign
  withholding taxes of $31,259) ...............................   $  22,292,540
 Interest .....................................................       6,247,304
                                                                   -------------
                                                                     28,539,844
                                                                   -------------
Expenses:
 Investment management fee - Note B ...........................      12,935,623
 Administration fee - Note B ..................................       2,812,092
 New York Stock Exchange fee ..................................         232,050
 Custodian fee ................................................         174,002
 Printing .....................................................         171,955
 Trustees' fees ...............................................          94,198
 Auditing fee .................................................          37,650
 Transfer agent fee ...........................................          31,950
 Organization expense - Note A ................................          29,025
 Miscellaneous ................................................          27,646
 Legal fees ...................................................          13,723
                                                                   -------------
                Total Expenses ................................      16,559,914
                ----------------------------------------------------------------
                Net Investment Income .........................      11,979,930
                ----------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold
  (including $476,834 on sales of investments
  in affiliated issuers) ......................................     103,277,328
 Change in net unrealized appreciation/depreciation
  of investments (including $9,946,480 in net
  unrealized appreciation of investments) .....................     (44,205,083)
                                                                   -------------
               Net Realized and Unrealized
               Gain on Investments ............................      59,072,245
               -----------------------------------------------------------------

               Net Increase in Net Assets
               Resulting from Operations ......................   $  71,052,175
               =================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                            YEAR ENDED OCTOBER 31,
                                                                                            ----------------------
                                                                                          1997                1998
                                                                                          ----                ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .........................................................      $ 12,354,294       $ 11,979,930
 Net realized gain on investments sold .........................................        52,635,494        103,277,328
 Change in net unrealized appreciation/depreciation of investments .............       308,986,988        (44,205,083)
                                                                                    ---------------    ---------------
  Net Increase in Net Assets Resulting from Operations .........................       373,976,776         71,052,175
                                                                                    ---------------    ---------------
Distributions to Shareholders:
 Dividends from net investment income ($0.0297 and $0.1400 per share,
 respectively) .................................................................        (2,629,876)       (12,375,469)
 Distributions from net realized gain on investments sold ($0.0333 and
 $1.5955 per share, respectively................................................        (2,946,969)      (140,995,972)
                                                                                    ---------------    ---------------
  Total Distributions to Shareholders ..........................................        (5,576,845)      (153,371,441)
                                                                                    ---------------    ---------------
From Fund Share Transactions - Net:* ...........................................        (8,677,032)          (435,140)
                                                                                    ---------------    ---------------
Net Assets:
 Beginning of period ...........................................................       701,675,302      1,061,398,201
                                                                                    ---------------    ---------------
 End of period (including undistributed net investment income
  of $11,002,103 and $10,608,356, respectively) ................................   $ 1,061,398,201     $  978,643,795
                                                                                    ===============    ===============
*Analysis of Common Shareholder Transactions:

                                                                                           YEAR ENDED OCTOBER 31,
                                                                                           ----------------------
                                                                                 1997                                1998
                                                                                 ----                                ----

                                                                       SHARES            AMOUNT          SHARES            AMOUNT
                                                                       ------            ------          ------            ------

 Shares outstanding, beginning of period ........................    89,588,400      $ 443,944,053       88,400,000   $ 435,267,021
 Less shares repurchased ........................................    (1,188,400)        (8,677,032)         (41,000)       (435,140)
 Reclassification of capital accounts - Note F ..................        --                 --                 --           (11,570)
                                                                     -----------     --------------      -----------  --------------
 Shares outstanding, end of period ..............................    88,400,000      $ 435,267,021       88,359,000   $ 434,820,311
                                                                     ===========     ==============      ===========  ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================FINANCIAL STATEMENTS=============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                       FOR THE Period FROM AUGUST 23,         1994YEAR ENDED OCTOBER 31,
                                                       (commencement of operations)
                                                           TO OCTOBER 31, 1994      1995        1996         1997          1998

                                                                                  --------    --------     --------      ---------
Per Share Operating Performance(1)
 Net Asset Value, Beginning of Period ......................       $ 5.00         $ 4.95       $ 6.62      $ 7.83        $ 12.01
                                                                   --------       --------    --------     -------       --------
 Net Investment Income .....................................         0.03           0.13         0.14        0.14           0.14
 Net Realized and Unrealized Gain (Loss) on Investments ....        (0.07)          1.60         1.64        4.08           0.67
                                                                   --------       --------    --------     -------       --------
  Total from Investment Operations .........................        (0.04)          1.73         1.78        4.22           0.81
                                                                   --------       --------    --------     -------       --------

Less Distributions:
Dividends from Net Investment Income .......................          --           (0.06)       (0.23)      (0.03)         (0.14)
Distributions from Net Realized Gain on Investments Sold ...          --             --         (0.38)      (0.03)         (1.60)
                                                                   --------       --------    --------     -------       --------
 Total Distributions .......................................          --           (0.06)       (0.61)      (0.06)         (1.74)
                                                                   --------       --------    --------     -------       --------
Common Shares Offering Costs ...............................        (0.01)           --          --           --            --
                                                                   --------       --------    --------     -------       --------
Increase due to Purchase of Bank and Thrift Opportunity
 Fund Stock at less than Net Asset Value ...................          --             --          0.04        0.02           --
                                                                   --------       --------    --------     -------       --------
Net Asset Value, End of Period .............................       $ 4.95         $ 6.62       $ 7.83     $ 12.01        $ 11.08
                                                                   ========       ========    ========    ========       ========
Per Share Market Value, End of Period ......................       $ 4.50         $ 5.69       $ 6.75     $ 10.64        $ 11.69
                                                                   ========       ========    ========    ========       ========
Total Investment Return at Market Value ....................       (10.00%)(2)     27.91%       29.78%      58.95%         25.35%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted) ...................     $455,656       $608,724     $701,375  $1,061,398       $978,644
Ratio of Expenses to Average Net Assets ....................        1.51%(3)        1.49        1.50%       1.45%          1.47%
Ratio of Net Investment Income to Average Net Assets .......        3.22%(3)        2.22        1.96%       1.42%          1.07%
Portfolio Turnover Rate ....................................           0%             8%          13%          9%             6%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.
(2) Not annualized.
(3) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on October 31, 1998. It's divided into four main categories: common stocks and warrants; preferred stocks; bonds; and short-term investments. The common stocks and warrants and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

COMMON  STOCKS AND  WARRANTS
Banks - Foreign          (1.60%)
  Allied  Irish Banks PLC, American
   Depositary Receipts (Ireland) .............         36,800       $ 3,194,700
  Popular, Inc. (Puerto Rico) ................        411,000        12,484,125
                                                                    ------------
                                                                     15,678,825
                                                                    ------------
Superregional Banks (25.39%)
 Bank One Corp. (OH) .........................        506,880        24,773,760
 BankAmerica Corp. (NC) ......................        589,010        33,831,262
 First Union Corp. (NC) ......................        703,125        40,781,250
 Fleet Financial Group, Inc. (MA) ............        455,412        18,188,017
 National City Corp. (OH) ....................        619,612        39,848,797
 Norwest Corp. (MN) ..........................        533,102        19,824,731
 PNC Bank Corp. (PA) .........................        653,000        32,650,000
 U.S. Bancorp. (OR) ..........................      1,057,484        38,598,166
                                                                    ------------
                                                                    248,495,983
                                                                    ------------
Regional Banks (52.71%)
 ABC Bancorp. (GA) ...........................         59,500           784,656
 Alabama National Bancorp. (AL) ..............        125,000         3,390,625
 American Bancorp. (WV) ......................         35,000           726,250
 American Bancshares, Inc.* (FL) .............         64,500           657,094
 Associated Banc-Corp. (WI) ..................        101,295         3,557,987
 BancFirst Corp. (OK) ........................         72,500         2,745,937
 BancFirst Ohio Corp. (OH) ...................         69,000         2,052,750
 BancorpSouth, Inc. (MS) .....................        118,000         2,345,250
 Bank of Rhode Island * (RI) .................         20,500           266,500
 Bank of the Ozarks, Inc. (AR) ...............         70,750         1,591,875
 Banknorth Group, Inc. (VT) ..................        111,000         3,538,125
 BB&T Corp. (NC) .............................        926,760        33,073,747
 Beverly National Corp. (MA) .................         50,000           918,750
 BNCCorp, Inc.* (ND) .........................         58,500           577,688
 Regional Banks (continued)
 Broad National Bancorp. (NJ) ................         96,139      $  1,592,302
 BT Financial Corp. (PA) .....................         36,900         1,023,975
 BYL Bancorp. (CA) ...........................         80,000         1,310,000
 Cape Cod Bank & Trust Co. (MA) ..............        155,000         2,654,375
 Carolina First Corp. (SC) ...................         37,890           873,838
 CCB Financial Corp. (NC) ....................        217,650        11,453,831
 Centura Banks, Inc. (NC) ....................         84,000         5,796,000
 Chittenden Corp. (VT) .......................         83,827         2,504,332
 City National Corp. (CA) ....................         76,977         2,631,651
 CNB Bancshares, Inc. (IN) ...................         43,461         1,847,092
 Colonial BancGroup, Inc. (AL) ...............      1,485,000        19,397,812
 Columbia Bancorp. (MD) ......................        107,000         1,498,000
 Comerica, Inc. (MI) .........................        296,250        19,108,125
 Commercial Bankshares, Inc. (FL) ............         40,110           912,503
 Commonwealth Bankshares, Inc.* (VA) .........         34,523           517,845
 Community Banks, Inc. (PA) ..................         51,975         1,182,431
 Community Bankshares, Inc. (VA) .............         38,162           906,348
 Compass Bancshares, Inc. (AL) ...............        547,405        20,151,347
 Cowlitz Bancorp. (WA) .......................         55,500           485,625
 Crestar Financial Corp. (VA) ................        570,076        37,553,756
 Desert Community Bank (CA) ..................         50,500         1,123,625
 DNB Financial Corp. (PA) ....................         47,478         1,471,818
 East-West Bank Corp. * (CA) (r) .............      1,040,000         6,240,000
 Empire Banc Corp. (MI) ......................         31,689         1,239,832
 Evergreen Bancorp., Inc. (NY) ...............         51,800         1,437,450
 F & M National Corp. (VA) ...................         12,500           371,094
 Fifth Third Bancorp. (OH) ...................         48,000         3,180,000
 First American Corp. (TN) ...................        647,700        26,717,625
 First Financial Corp. (RI) ..................         84,000         1,060,500
 First Hawaiian, Inc.  (HI) ..................         57,300         2,284,838
 First Security Corp. (UT) ...................        591,716        12,093,196
 First State Bancorp. (NM) ...................         82,625         1,611,187
 First Tennessee National Corp. (TN) .........        241,400         7,649,363
 Firstar Corp. (WI) ..........................        268,352        15,228,976
 FirstMerit Corp. (OH) .......................         40,000         1,060,000
 F.N.B.  Corp. (PA) ..........................         45,166         1,242,065
 FNB Bankshares (ME) .........................         20,780           727,300
 FNB Financial Service Corp. (NC) ............         49,000           820,750
 FNB Rochester Corp. (NY) ....................         20,500           348,500
 FVNB Corp. (TX) .............................         48,100         1,587,300
 Harleysville National Corp. (PA) ............         46,000         1,610,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STETEMENTS=================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

Regional Banks (continued)
Imperial Bancorp. * (CA) .....................        213,457        $2,961,716
Independent Bankshares, Inc. (TX) ............         50,500           533,406
Keystone Financial, Inc. (PA) ................        152,350         4,456,237
Mahaska Investment Co. (IA) ..................        249,171         4,422,785
Mahoning National Bancorp. (OH) ..............         68,600         2,366,700
Main Street Bancorp., Inc. (PA) ..............         36,671           696,749
Marathon Financial Corp. (VA) ................         15,000           102,188
Mercantile Bancorp., Inc. (MO) ...............        456,950        20,876,903
MetroBanCorp. (IN) ...........................         51,450           456,619
Midwest Banc Holdings, Inc. (IL) .............         47,500           736,250
Mississippi Valley Bancshares, Inc. (MO)......         94,000         3,278,250
New England Community Bancorp
(Class A) (CT) ...............................        213,500         3,843,000
North Fork Bancorp., Inc. (NY) ...............        352,150         6,998,981
Oak Hill Financial, Inc. (OH) ................         40,000           785,000
Old Kent Financial Corp. (MI) ................        380,121        15,988,840
One Valley Bancorp., Inc. (WV) ...............        136,090         4,405,914
Pacific Century Financial Corp. (HI) .........        602,500        12,275,938
Provident Bankshares Corp. (MD) ..............        338,343         8,627,746
Regions Financial Corp. (AL) .................        159,912         5,916,744
Riggs National Corp. (DC) ....................         48,000         1,158,000
Salem Bank & Trust (VA) ......................         44,990           742,335
Santa Barbara Bancorp. (CA) ..................         82,500         2,000,625
Security Bank Corp.* (VA) ....................         31,000           325,500
Shore Financial Corp. * (VA) .................         17,250           170,344
Six Rivers National Bank* (CA) ...............         33,500           381,063
Sky Financial Group, Inc. (OH) ...............         55,482         1,692,201
SouthTrust Corp. (AL) ........................        725,175        26,468,888
Southwest Bancorp. of Texas, Inc.* (TX).......        201,230         3,081,334
Summit Bancorp. (NJ) .........................        925,805        35,122,727
Summit Bancshares, Inc. (TX) .................        232,400         4,270,350
Sun Bancorp., Inc. * (NJ) ....................        156,731         3,291,351
Surety Capital Corp.* (TX) ...................        253,700           665,963
TCF Financial Corp. (MN) .....................         55,008         1,296,126
Tehama Bancorp. (CA) .........................         56,552           742,245
Texas Regional Bancshares, Inc.
(Class A) (TX) ...............................         49,250         1,120,437
TriCo Bancshares (CA) ........................         20,000           470,000
Union Planters Corp. (TN) ....................        592,348        27,507,160
United Security Bancorp.* (WA) ...............        172,215         3,056,816
Univest Corp. (PA) ...........................         50,000         1,650,000
U.S. Trust Corp. (NY) ........................         32,000         2,038,000
Vermont Financial Services Corp. (VT).........         73,000         1,651,625
VRB Bancorp. (OR) ............................         96,304           818,584
West Coast Bancorp. (OR) .....................         98,758         1,814,678
Whitney Holding Corp. (LA) ...................        148,000         5,439,000
Regional Banks (continued)
Wilmington Trust Corp. (DE) ..................         43,000       $ 2,367,687
Yardville National Bank (NJ) .................        126,400         1,785,400
Zions Bancorp. (UT) ..........................        117,625         6,241,477
                                                                    ------------
                                                                    515,833,723
                                                                    ------------
Thrifts (11.13%)
 Astoria Financial Corp. (NY) ................        171,580         7,377,940
 Bank Plus Corp.* (CA) .......................         29,358           119,267
 Bank West Financial Corp. (MI) ..............        168,000         1,575,000
 BostonFed Bancorp., Inc. (MA) ...............        106,000         1,914,625
 Cameron Financial Corp. (MO) ................         72,500         1,114,687
 Commercial Federal Corp. (NE) ...............        151,942         3,447,184
 Dime  Bancorp., Inc. (NY) ...................         17,500           416,719
 Financial Bancorp., Inc. (NY) ...............         48,000         1,752,000
 First Defiance Financial Corp. (OH) .........         90,885         1,295,111
 First Federal Capital Corp. (WI) ............         66,500         1,014,125
 First Keystone Financial, Inc. (PA) .........         37,500           543,750
 First SecurityFed Financial, Inc.* (IL)......         35,000           490,000
 First Source Bancorp., Inc. (NJ) ............         50,000           431,250
 GA Financial, Inc. (PA) .....................         67,500           945,000
 Golden State Bancorp., Inc.* (CA) ...........         33,000           633,188
 GreenPoint Financial Corp. (NY) .............        622,500        20,425,781
 Guaranty Financial Corp. (VA) ...............         30,000           348,750
 Highland Bancorp., Inc. (CA) ................         79,167         2,691,678
 Hingham Institute for Savings (MA) ..........         90,000         1,451,250
 HMN Financial, Inc. (MN) ....................         54,750           732,281
 InterWest Bancorp., Inc. (WA) ...............         19,850           527,266
 ISB Financial Corp. (LA) ....................        106,000         2,636,750
 Lawrence Savings Bank* (MA) .................         70,000           892,500
 Little Falls Bancorp., Inc. (NJ) ............        105,000         1,548,750
 Local Financial Corp. (OK) (R) ..............        310,000         2,790,000
 New Hampshire Thrift Bancshares, Inc.
  (NH) .......................................         25,000           425,000
 North Central Bancshares, Inc. (IA) .........         54,500           899,250
 Northwest Equity Corp. (WI) .................         61,000         1,082,750
 Pamrapo Bancorp., Inc. (NJ) .................         86,000         2,042,500
 Patriot Bank Corp. (PA) .....................         54,500           694,875
 PBOC Holdings, Inc.* (CA) ...................         46,500           447,563
 PennFed Financial Services, Inc. (NJ) .......        611,000         8,439,437
 People's Bancshares, Inc. (MA) ..............         45,000           933,750
 Peoples Heritage Financial Group, Inc.
  (ME) .......................................        124,708         2,244,745
 Pittsburgh Home Financial Corp. (PA) ........         90,000         1,136,250
 Quaker City Bancorp., Inc.* (CA) ............         97,500         1,462,500
 St. Paul Bancorp., Inc. (IL) ................         43,494           894,345
 SFC Acquisition Corp. (AR) (r) ..............        150,000         1,500,000
 SIS Bancorp., Inc. (MA) .....................         94,500         3,756,375


                       SEE NOTES TO FINANCIAL STATEMENTS.

=================================FINANCIAL STATEMENTS.==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
Thrifts (continued)
 Southern Missouri Bancorp., Inc. (MO) .......         16,000         $ 266,000
 Sovereign Bancorp., Inc. (PA) ...............        120,948         1,587,442
 Sturgis Federal Savings Bank (MI) ...........        106,000         1,139,500
 Teche Holding Co. (LA) ......................         80,000         1,210,000
 UCBH Holdings, Inc. * (CA) (r) ..............        133,333         1,999,995
 Warren Bancorp., Inc. (MA) ..................        145,000         1,404,687
 Washington Mutual, Inc. (WA) ................        334,450        12,520,972
 Wells Financial Corp. (MN) ..................        122,000         2,013,000
 WesterFed Financial Corp. (MT) ..............        201,162         3,671,206
                                                                    ------------
                                                                    108,886,994
                                                                    ------------
Other (1.00%)
 Capital One Financial Corp. (VA) ............         96,500         9,818,875
 Core Cap, Inc. (Class A)* (NY) (r) ..........            500             5,700
                                                                    ------------
                                                                      9,824,575
                                                                    ------------
Warrants (0.35%)
 Golden State Bancorp., Inc. (Litigation)*
   (CA) ......................................         33,000           160,875
 Golden State Bancorp., Inc.* (CA) ...........        265,000         3,246,250
                                                                    ------------
                                                                      3,407,125
                                                                    ------------
         TOTAL COMMON STOCKS AND WARRANTS
                       (Cost $384,761,214)            (92.18%)      902,127,225
                                                     ---------      ------------

PREFERRED STOCKS
Banks & Thrifts (0.89%)
 Astoria Financial Corp., Ser B, 12.00%
   (NY).......................................         50,000         1,300,000
 Chevy Chase Savings, 13.00% (MD).............         55,000         1,663,750
 Community Bank, Ser B, 13.00% (CA)...........         21,000           564,375
 First Preferred Capital I, 9.25% (MO)........         50,000         1,325,000
 IFC Capital Trust I, 9.25% (IN)..............         40,000         1,060,000
 Matewan BancShares, Inc., Ser A, 7.50%
   (WV).......................................         25,000           750,000
 MVBI Capital Trust, 6.81% ** (MO)............         40,000           995,000
 Sterling Bancshares Capital Trust I, 9.28%
   (TX).......................................         20,000           530,000
 VBC Capital I, 9.50% (CO)....................         20,000           525,000
                                                                      ----------
                                                                      8,713,125
                                                                      ----------
Other (0.00%)
 Core Cap, Inc. Ser A/I, 10.00% (NY) (r)......            500            10,350
                                                                      ----------
         TOTAL PREFERRED STOCKS
         (Cost $8,072,375)                             (0.89%)        8,723,475
                                                     ---------     -------------



                                                      INTEREST        PAR VALUE           MARKET
ISSUER, DESCRIPTION                                     RATE        (000s OMITTED)         VALUE
-------------------                                  ----------     --------------       --------
BONDS
 BFC Capital Trust I, Capital
  Securities, Ser A, 01-15-27.................         9.650%            $250            $268,750
 Coastal Bancorp., Inc.,
  Sr Note 06-30-02............................        10.000            3,000           2,970,000
CSBI Capital Trust I (R),
 Sub Cap Income, Ser A,
 06-06-27.....................................        11.750              770             808,500
Dime Bancorp.,
 Sr Note 11-15-05.............................        10.500            3,690           3,892,950
Fidelity Federal Bancorp.,
 Sub Note 06-01-05............................        10.000            1,000             900,000
First Federal Financial Corp.,
 Note 10-01-04................................        11.750            2,000           2,040,000
MAF Bancorp., Inc.,
 Sub Note 09-30-05............................         8.320            1,500           1,500,000
ML Capital  Trust I,
 Capital Securities 03-01-27..................         9.875            1,000           1,070,000
Ocwen Federal Bank,
 Sub Deb 06-15-05.............................        12.000            1,000           1,035,000
WSFS Financial Corp.,
 Sr Note 12-31-05.............................        11.000            3,000           3,135,000
                                                                                      -----------
                                                 TOTAL BONDS
                                          (Cost $17,356,615)           (1.80%)         17,620,200
                                                                      ---------       -----------

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
  Deposits in Mutual Banks                                                                 58,801
                                                                                      -----------
Joint Repurchase Agreement (5.00%)
 Investment in a joint repurchase
  agreement transaction with
  HSBC Securities, Inc. -
  Dated 10-30-98, due
  11-02-98 (Secured by U.S.
  Treasury Bonds, 6.25%
  thru 8.125%, due 11-15-16
  thru 11-15-26) - Note A                              5.380           48,909          48,909,000
                                                                       ------          ----------

         TOTAL SHORT-TERM INVESTMENTS                                  (5.01%)         48,967,801
                                                                      --------       ------------
                    TOTAL INVESTMENTS                                 (99.88%)        977,438,701
                                                                      --------       ------------
    OTHER ASSETS AND LIABILITIES, NET                                  (0.12%)          1,205,094
                                                                      --------       ------------

                     TOTAL NET ASSETS                                (100.00%)       $978,643,795
                                                                     =========       ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

NOTES TO SCHEDULE OF INVESTMENTS
 * Non-income producing security.
** Floating rate effective October 31, 1998.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,598,500 as of October 31, 1998.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:



                                                                MARKET             MARKET
                                                              VALUE AS A           VALUE
                                                              PERCENTAGE           AS OF
                     ACQUISITION          ACQUISITION         OF FUND'S          OCTOBER 31,
                        DATE                 COST             NET ASSETS            1998
                        ----                 ----             ----------            ----

Core Cap, Inc.
 (Common Stock)        10-31-97            $10,000               0.00%            $5,700
 (Preferred Stock)     10-31-97             12,500               0.00             10,350
 East-West Bank Corp.  06-09-98         10,400,000               0.64          6,240,000
 SFC Acquisition Corp. 03-30-98          1,500,000               0.15          1,500,000
 UCBH Holdings, Inc.   04-16-98          2,000,000               0.20          1,999,995

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=====================NOTES TO FINANCIAL STATEMENTS==============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE A -
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., purchased a total of 20,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation.

         On November 7, 1997 the Board of Trustees of the Fund voted to split the shares four for one, effective December 2, 1997. All per share amounts and net asset values have been restated to reflect the stock split.

         On September 15, 1998 the Board of Trustees of the Fund authorized the Fund to repurchase up to four million shares of the Fund. The repurchase program commenced September, 1998 and will run through September, 1999.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

         Effective June 1, 1998, the Fund determines the net asset value of the Common Shares each business day at the close of regular trading.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributable to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

         DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and were charged to the Fund's operations over the period that began with the commencement of operations of the Fund through October 31, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

=====================NOTES TO FINANCIAL STATEMENTS==============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworth-iness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         There were no written option transactions for the year ended October 31, 1998.

NOTE B
MANAGEMENT  FEE AND  TRANSACTIONS
WITH  AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis to 1.15% of the Fund's average weekly net asset value.

         The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser owns 20,000 shares of beneficial interest of the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,877.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended October 31, 1998, aggregated $61,285,803 and $173,378,714, respectively.

         The cost of investments (including short-term investments) owned at October 31, 1998 for federal income tax purposes was $459,158,005.

         Gross unrealized appreciation and depreciation of investments aggregated $524,589,318 and $6,308,622, respectively, resulting in net unrealized appreciation of $518,280,696.

=====================NOTES TO FINANCIAL STATEMENTS==============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE D -
CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000, through the issuance of 92,000,000 common shares at $5.00 per share. As of October 31, 1998, the Fund had incurred $1,156,818 of public offering expenses and has adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the years ended October 31, 1996 and 1997, 2,431,600 shares and 1,188,400 shares, respectively, of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. During the year ended October 31, 1998, 41,000 shares of the Fund's stock were purchased from stockholders at an average discount of 10% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

Note E -
TRANSACTIONS IN SECURITIES  OF  AFFILIATED  ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1998 is set forth below.


                                    BEGINNING     ACQUISITIONS          DISPOSITIONS      ENDING
                                     SHARE       SHARE              SHARE                 SHARE     REALIZED   DIVIDEND     ENDING
AFFILIATE                            AMOUNT     AMOUNT    COST      AMOUNT       COST     AMOUNT      GAIN      INCOME       VALUE
------------------------------------------------------------------------------------------------------------------------------------

Bank West Financial Corp. (MI)      112,000       -        $-          -           $-    168,000(1)    $-       $30,240   $1,575,000
BYL Bancorp (CA)                    110,000       -         -        30,000     310,312   80,000(2,3) 172,484    16,000      -
First Financial Corp. (RI)           94,000       -         -        10,000      93,750   84,000       68,120    19,820    1,060,500
Mahaska Investment Co. (IA)         149,500       -         -           -          -     249,171(4)      -      134,552    4,422,785
MVBI Capital Trust (MO)              40,000       -         -           -          -      40,000         -       74,150      995,000
Northwest Equity Corp. (WI)          61,000       -         -           -          -      61,000         -       29,280    1,082,750
Penn Fed Financial-
Services, Inc. (NJ)                 305,500       -         -           -          -     611,000(5)      -       85,540    8,439,437
Pittsburgh Home-
Financial Corp. (PA)                100,000       -         -        10,000     110,000   90,000(3)    48,745   273,400        -
St. Landry Financial Corp. (LA)      25,000       -         -        25,000     250,000       -       187,485     1,250        -
Wells Financial Corp. (MN)          122,000       -         -           -          -     122,000         -       69,540    2,013,000
                                                         -------                --------             --------- ---------  ----------
                                                           $-                  $764,062              $476,834  $733,772  $19,588,472
                                                         =======               ========              ========  ========  ===========

(1) Reflects  three-for-two  stock split  effective  December 3, 1997.
(2) Name change effective November 20, 1997, formerly known as Bank Yorba Linda (CA).
(3) As of  October  31,  1998,  no longer an  affiliated  issuer.
(4) Reflects five-for-three  stock split as of November  12, 1997.
(5) Reflects  two-for-one stock split effective November 13, 1997.

NOTE F -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $9,778, an increase in undistributed net investment income of $1,792 and a decrease in capital paid-in of $11,570. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for deferred compensation. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended October 31, 1998 and the period from the commencement of operations, August 23, 1994 to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 4, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund for its fiscal year ended October 31, 1998.

         The Fund designated distributions to shareholders of $137,778,212 as capital gain dividends.

         100% of the distributions qualify for the dividends received deduction available for corporations.

         Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions which are taxable for calendar year 1998.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

         Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

Year 2000 Compliance

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

Shareholder communication and assistance

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

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